UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2023
BIOLIFE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3303 Monte Villa Parkway,
Bothell, WA 98021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (425) 402-1400

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
BioLife Solutions, Inc. Common Stock	BLFS	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On July 21, 2023, BioLife Solutions, Inc. (the “Company”) completed its 2023 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 43,486,857. The number of shares present or represented by valid proxy at the Annual Meeting was 38,106,169. At the Annual Meeting, the Company’s stockholders (i) re-elected each of Michael Rice, Joydeep Goswami, Joseph Schick, Amy DuRoss, Rachel Ellingson, Roderick de Greef, and Timothy Moore as directors, (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, (iii) ratified the appointment by the board of directors (the “Board”) of the Company of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and (iv) approved the 2023 Omnibus Performance Incentive Plan. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 - Election of directors.

Michael Rice, Joydeep Goswami, Joseph Schick, Amy DuRoss, Rachel Ellingson, Roderick de Greef, and Timothy Moore were elected to serve until the 2024 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal or otherwise is disqualified from serving as a director of the Company. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Michael Rice	33,114,623	1,074,700	3,916,846
Joydeep Goswami	25,858,091	8,331,232	3,916,846
Joseph Schick	13,212,865	20,976,458	3,916,846
Amy DuRoss	30,073,179	4,116,144	3,916,846
Rachel Ellingson	18,381,609	15,807,714	3,916,846
Roderick de Greef	33,938,015	251,308	3,916,846
Timothy Moore	33,851,097	338,226	3,916,846

Proposal No. 2 - Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers.

The compensation for the Company’s named executive officers, by non-binding advisory vote, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,011,724	5,972,831	204,768	3,916,846

Proposal No. 3 - Ratification of the appointment by the Board of the Company of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The ratification of the appointment by the Company’s Board of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,080,800	10,622	14,747	—

Proposal No. 4 - Approval of the 2023 Omnibus Performance Incentive Plan.

The 2023 Omnibus Performance Incentive Plan was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,018,463	1,961,503	209,357	3,916,846

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BioLife Solutions, Inc.

Date: July 27, 2023	By:	/s/ Troy Wichterman
Name: Troy Wichterman
Title: Chief Financial Officer